UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 24, 2005 (January 19, 2005)

QUOVADX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 S. Fiddler’s Green Circle, Suite 1000, Englewood CO 80111
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 488-2019

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 19, 2005, Quovadx, Inc., a Delaware corporation (the “Company” or “Registrant”), appointed Juan C. Perez as its Vice President, Controller and Chief Accounting Officer.

Prior to being appointed to this position, Mr. Perez served as Director of Accounting of the Company starting October 2000. Prior to joining Quovadx, Mr. Perez served as External Reporting/Technical Accounting Research Manager of Qwest (formerly US WEST, Inc.) from 1999 to 2000 and as Financial Reporting Manager of Coors Ceramic Company from 1997 to 1999. Mr. Perez was Audit Senior with Price Waterhouse, LLP between 1993 and 1997, and he is a licensed Certified Public Accountant. Mr. Perez received his B.S. in Business Administration from University of Colorado in 1993.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: January 24, 2005
/s/ Linda K. Wackwitz
Linda K. Wackwitz
Assistant Secretary